UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2021

Devon Energy Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-32318	73-1567067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. SHERIDAN AVE., OKLAHOMA CITY, OKLAHOMA	73102-5015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	DVN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On March 6, 2020, Devon Energy Corporation (the “Company” or “Devon”) filed an automatic shelf registration statement on Form S-3 (File No. 333-236951) (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering an unspecified amount of securities, including shares of its common stock, par value $0.10 per share (the “Common Stock”).

On January 22, 2021, the Company filed a prospectus supplement to the Registration Statement (the “Resale Prospectus Supplement”) covering the resale of up to 78,978,289 shares of Common Stock, which may be used by the selling stockholder identified therein to resell shares of Common Stock received by the selling stockholder in connection with the Agreement and Plan of Merger, dated as of September 26, 2020, by and among the Company, East Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and WPX Energy, Inc., a Delaware corporation (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, the Company and Felix Investments Holdings II, LLC, a Delaware limited liability company (“Felix Investments”), entered into a Registration Rights Agreement, pursuant to which, among other things and subject to certain restrictions, the Company agreed to file with the Securities and Exchange Commission a prospectus supplement registering for resale the shares of Common Stock issued to Felix Investments upon consummation of the merger contemplated by the Merger Agreement.

The Company is filing this report to provide the legal opinion as to the validity of the securities covered by the Resale Prospectus Supplement, which opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the securities covered by the Resale Prospectus Supplement.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

Date: January 22, 2021	/s/ Jeffrey L. Ritenour
Jeffrey L. Ritenour
Executive Vice President and Chief Financial Officer